Exhibit 10.1

BETWEEN

TRIO-TECH (SIP) CO. LTD.

AND

SUZHOU ANCHUANG TECHNOLOGY MANAGEMENT LLP

JOINT VENTURE AGREEMENT

Joint-venture Agreement

 《合资协议》

THIS JOINT VENTURE AGREEMENT (the ‘’Agreement’’) is made the __1st _ day of _December 2021_ BETWEEN (Trio-Tech (SIP) Co. Ltd.) (Unified Social Credit Code: 91320594752020936D) having its registered office at No.5 Xing Han Street Block A #04-15/16, Suzhou Industrial Park, China 215021 (hereinafter called “(Party A)”) AND (Suzhou Anchuang Technology Management LLP.) (Unified Social Credit Code: 91320594MA26Q8PA0E) having its registered office at Keying Road 2# Sino-Sin Shentai Dasha 515#__ (hereinafter called “(Party B)”).

本合资协议（"本协议"）系由裕达科技（苏州工业园区）有限公司（统一社会信用代码：91320594752020936D），一家注册于中国苏州工业园区星汉街5号A#04-15/16（邮编215021）的外商独资新加坡企业（以下简称甲方），和苏州安创技术管理合伙企业（有限合伙）（统一社会信用代码：91320594MA26Q8PA0E），一家注册于中国苏州工业园区科营路2号中新生态大厦515室的有限合伙企业（以下简称乙方），于 2021 年12月 1日签订。

BACKGROUND:

背景：

A.	Both parties wish to enter into an association of mutual benefit and agree to set up a joint venture enterprise.

 双方本着互利合作的精神，共同设立一家合资企业。

B.	This Agreement sets out the terms and conditions governing this association.

 本协议按上述原则设定以下相关条款与条件。

WHEREAS鉴于：

(a)     Trio-Tech Jiangsu Co. Ltd., a company incorporated in Suzhou, China and having its registered address at Room 102, Zone B, Building 3, 99 West Suhong Road, Suzhou Industrial Park, China 215021 (hereinafter referred to as “(JV Co.)”) will be established.

裕达科技（江苏）有限公司（以下简称 “合资企业”），将作为本次设立的合资企业名称，并在中国苏州工业园区苏虹西路99号第3幢B区102室, 邮编 215021。

(b)     Trio-Tech (Suzhou) Co. Ltd will hold shareholding of 51% and Suzhou Anchuang Technology Management LLP will hold 49% of Trio-Tech Jiangsu Co. Ltd..

甲方将持有合资企业51%的股份，乙方将持有合资公司49%的股份。

(c)      Party A and B (hereinafter called “the Parties”) are desirous that a joint venture be undertaken for carrying on in Suzhou, China the business of providing sub-contract services in the semiconductor and/or other related services in the electronics industry and are entering into this agreement to bind themselves.

甲方和乙方（以下简称" 缔约方"）希望在中国苏州合资经营 在电子行业提供半导体和/或其他相关服务的分包服务， 并订立本协议，以资共同遵守。

Joint-venture Agreement

 《合资协议》

(d)     The duration of this Venture (the ‘’Term’’) will begin on Dec-15th,2021. This agreement shall be of indefinite term or period subject to termination by the parties hereto by mutual consent or by any of the parties hereto being wound up.

本次合资的期限（"期限"）将从2021年12月15号开始。除非双方同意，或被任何一方终止，合资协议的期限为无固定期限，长期有效。

NOW THEREFORE in consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:-

现经各方协商，一致同意如下：

The parties hereby agree that in the event of any conflict between the joint-venture agreement and Articles of Association of Trio-Tech Jiangsu Co. Ltd. the Articles of Association shall prevail and if there is no provision in the articles of association, the terms of this agreement shall prevail.

 双方在此商定，如果本协议和合资企业公司章程之间有任何冲突，应以公司章程为准。公司章程没有规定的，以本协议条款为准。

1.     Business Management业务管理

1.1     Party A will direct and manage Trio-Tech Jiangsu Co. Ltd

 甲方将负责合资企业的经营管理。

1.2     Trio-Tech Jiangsu Co. Ltd. shall pay to an annual Management Fee amounting to 6% of Trio-Tech Jiangsu Co. Ltd.’s annual revenue; of which 3% will be paid to Party A and 3% will be paid to Party B. The Management Fee will be reviewed on an annual basis and capped at a maximum of 10% of Trio-Tech Jiangsu Co. Ltd.’s annual revenue, subject to assessment of Trio-Tech Jiangsu Co. Ltd.’s financial performance.

合资企业将按年营收的6%支付管理费，其中3%将支付给甲方，3%将支付给乙方。管理费最高不超过合资企业年营收的10%，并将视合资企业财务状况，每年审核一次。

1.3 In view of the fact that Trio-Tech (Suzhou) Co. Ltd had purchased the assets required for the business on behalf of Trio-Tech Jiangsu Co. Ltd, both parties agree that Trio-Tech (Suzhou) Co. Ltd may use these purchased assets as all or part of their capital contribution in Trio-Tech Jiangsu Co. Ltd at Net Book Value, and all taxes that may arise during the transfer of the related assets will be borne by Trio-Tech Jiangsu Co. Ltd.

 鉴于甲方已经为合资企业代为购买了相关业务需要的资产，双方同意甲方可以以该部分资产以账面净值作为合资企业出资的全部或部分，相关资产转移过程中可能产生的税费由合资企业承担。

Joint-venture Agreement

 《合资协议》

2.     Sale and Transfer of Shares股份的出售与转让

2.1     In the event that any of the parties hereto wishes to transfer its shares, it shall give notice in writing to the other shareholders stating the number of shares which it desires to transfer. Such shares shall first be offered to the other parties in proportion to their shareholdings in Trio-Tech Jiangsu Co. Ltd.. Such shares shall be offered at a specified price (as hereinafter defined) and if such offers shall not have been accepted within sixty (60) days, such offer shall be deemed to have been refused and such shares may be sold at a price not less than the specified price to any other party acceptable to the parties hereto.

本协议任何一方希望转让其股份的，应当书面通知其他股东，说明其希望转让的股份数量。此等股份应按合资企业原持股比例优先向其他各股东方发出要约。该要约应按指定价格（依下文定义）发出，如原股东未在六十（60）日内接受该要约的，视为该要约已被拒绝，则该等股份可以以不低于指定价格的条件出售给各方均可接受的任何其他方。

2.2     The specified price at which a party shall offer its shares for sale shall be calculated at ten (10) times Price Earnings (PE) or Trio-Tech Jiangsu Co. Ltd.’s Net Worth; whichever is higher, at the period of sale.

一方出售股份的指定价格，按出售时期所对应的市盈率（PE）或合资公司净资产的10倍计算，以较高者为准。

2.3     Where the shares are sold to a purchaser who is not a party to this agreement it shall be a condition precedent to such sale that such purchaser shall agree in writing to be bound by the terms of this agreement as if he were an original party.

 如将股份出售给不是本协议缔约方的买方的，作为出售的一个先决条件，该买方须书面同意受本协议条款的约束，就如同其是原缔约方一样。

2.4     The foregoing clauses shall apply to disposal by a party of all or part of its shares.

 上述条款适用于一方处置其全部或部分股份。

2.5     None of the parties hereto including all other transferees of shares in Trio-Tech Jiangsu Co. Ltd. shall pledge mortgage or encumber its shares in Trio-Tech Jiangsu Co. Ltd. without the consent in writing of the other shareholders.

 未经其他股东书面同意，任何一方及其股份的受让方不得质押、抵押其持有的合资公司的股份或在其持有的股份上添加权利负担。

Joint-venture Agreement

 《合资协议》

3.     Board of Directors董事会

3.1     The Board shall consist of SIX (6) Directors.

 董事会由六名董事组成。

3.2     The SIX (6) Directors of the Board shall be nominated by Party A as to three (3) of them, one of which, will be appointed Chairman of the Board and Party B as to the other three (3).

董事会的六名董事中，三名董事由甲方提名，其中一名为董事会主席/董事长，另外三名董事由乙方提名。

3.3     A meeting of the Directors at which a quorum is present shall be competent to exercise all powers and discretions for the time being exercisable by the Directors. Directors can take part in a Board meeting or Board committee meeting via physical attendance or by way of a:-

 符合法定人数的董事会议，出席董事应具备一切行使董事权利及自由裁量权的能力，董事可以通过实际出席或以下列方式参加：

(i)	video conference of conference telephone or similar equipment designed to allow everybody to take part throughout the meeting; or

 电话视频会议或类似设备的视频会议，以旨在让每个人都能参加整个会议：或

(ii)	series of video conferences or telephone calls from the Chairman of the meeting.

一系列的视频会议或董事长电话召开的会议。

Taking part in this way will be treated as being present at the meeting and will be counted in a quorum. A meeting which takes place by a series of video conferences or telephone calls from the Chairman will be treated as taking place where the largest group of the participants is or, if there is no such group, where the Chairman is.

以上述方式参加会议将被视为出席会议，并计入法定人数。通过一系列的视频会议或董事长电话召开的会议将被视为在最多的与会者群体所在地召开，如果没有此类群体，则视为在董事长所在地召开。

3.4     A resolution in writing signed by a majority (more than 1/2 of the total number of Directors) of the Directors for the time being, shall be as valid and effectual as if it had been passed by a meeting of Directors duly convened and held.

由大多数（即全体董事人数的1/2以上）董事书面签署的决议，其效力应与正式召开和举行的董事会议通过的一样有效。

3.5 In the event of a deadlock situation; 3 votes vs 3 votes, the Chairman of the Board will have an additional voting right.

如出现3：3的投票情况时，董事长将拥有额外的特别表决权，以避免董事会僵局出现。

Joint-venture Agreement

 《合资协议》

4.     Survival of Rights, Duties and Obligations 权利、义务与责任

Termination of this agreement for any cause shall not release any party from any liability which at the time of termination has already accrued to the other parties hereto, or which may thereafter accrue in respect of any act or omission prior to such termination.

 因任何原因终止本协议，不得免除任何一方在终止时已给本协议的其他缔约方造成的任何责任，或因终止本协议前的任何作为或不作为可能造成的责任。

5.     Invalidity 无效

The validity or unenforceability of any term or provision of this agreement shall not effect the validity or enforceability of the remaining terms and provisions which shall remain in full force and effect unless such invalidity or enforceability dies substantially nullify the underlying intent of, or where the invalid or unenforceable provisions comprise an integral part of or are otherwise inseparable from the remainder of this agreement. Any ensuing gap shall be filled by a provision consistent with the purpose and intention if this agreement.

 本协议任何条款或条款的有效性或不可执行性，不得影响剩余条款的有效性或和条款的可执行性，除非此类无效或不可执行性条款显著丧失协议根本目的，或无效或无法执行的条款包含一个整体构成部分的组成部分或与本协议其余部分不可分割。任何因此类缺失由此产生的补充条款，须符合本协议的宗旨及目的。

6.     Non-waiver 非豁免

No failure or delay on the part of any party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power preclude any other or further exercise thereof or the exercise of any other right or power herein.

 任何一方在行使任何权力或权利时的失误或拖延行使，不得作为弃权处理；任何单一或部分权利或权力的行使，也不得排除任何其他权利或权力的进一步行使。

7.     Amendments 修改

Addendum modifications or alterations to this Agreement shall be valid and binding only when expressed in writing and executed with the same formality as this Agreement.

 本协议的补遗修订或更改均须以书面方式进行，并采用与本协议相同的程序签署生效后方具有约束力。

8.     Heading 标题

The headings to paragraphs of this agreement are to facilitate reference only and do not form a part of this agreement and shall not in any way effect the interpretation hereof.

 本协议各段的标题仅提供参考便利，不构成本协议的一部分，不得以任何方式影响本协议的解释。

Joint-venture Agreement

 《合资协议》

9.     Confidentiality保密

BOTH PARTIES acknowledge that the information and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose nor disseminate any relevant confidential information to any third parties, except for the information that: (a) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (b) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

甲乙双方谨此确认，本协议的信息和条款以及双方就本协议的准备和履行交换的任何口头或书面信息均被视为机密信息。各方应对所有此类保密信息保密，未经另一方书面同意，不得向任何第三方披露或传播任何相关保密信息，以下信息除外：（a）根据适用法律或法规、任何证券交易所的规则或法院或其他政府机构的命令，有义务进行披露；或（b）要求任何一方向其股东、投资者、法律顾问或财务顾问披露本协议项下拟进行的交易，前提是该等股东、投资者、法律顾问或财务顾问应遵守与本节规定类似的保密义务。任何一方雇用的员工或机构披露任何保密信息应视为该方披露该保密信息，该方应承担违反本协议的责任。本节应在本协议因任何原因终止后继续有效。

10.     Force Majeure不可抗力

The terms and conditions of this agreement shall be suspended if either party is caused to suspend fulfillment of this obligation by Act of God, civil commissions, riots, legal moratorium, war, revolution, action by Government and/or any other circumstance(s) beyond the control of either parties, preventing the execution and/or obligations stated in this Agreement, and shall remain suspended until such circumstance(s) shall have ceased.

如果任何一方因天灾、民众骚乱、暴乱、法律禁令、战争、革命、政府行动和/或任何其他超出任何一方控制范围的情况而导致不能履行本协议的条款和条件，应暂停履行，直至此类情况停止。

Joint-venture Agreement

 《合资协议》

11.     Assignment 转让

This agreement and all rights and obligations hereunder are personal as to the parties hereto and none of the parties hereto shall assign or attempt to assign any such rights or obligations to any outside party without the prior written consent of the other parties hereto such consent not to be unreasonably withheld. Each and every assignee shall be require by the party hereto who is the assignor to execute this agreement or other appropriate instrument so that such a party shall be bound by the provisions hereof as if such party had been a party to this agreement throughout.

 本协议及本协议的所有权利和义务均属于本协议当事人的个人权利，未经本协议其他各方事先书面同意，不得转让或试图将任何此类权利或义务转让给任何外部当事人。每一方均应要求受让人履行本协议或其他适当的文书，以便该受让方接受本协议规定的约束，就好像该受让方自始至终都是本协议的缔约方一样。

12.     Agreement Not To Constitute a Partnership本协议不构成合伙关系

None of the provisions of this agreement shall be deemed to constitute a partnership between the parties hereto and neither party shall have any authority to bind nor shall be deemed to be the agent of the other in any way.

 本协议的任何条款均不得被视为构成本协议双方之间的合伙关系，任何一方均无权以任何方式绑定对方，也不得被视为对方的代理人。

13.     Costs费用承担

Each party shall bear their respective legal fees and other incidental costs, stamp duties on the agreement, share transfers in the preparation execution stamping of this agreement and the share transfers herein provided. The legal costs of and incidental to the preparation of the application and obtaining of the approval from local government authorities shall be borne by Trio-Tech Jiangsu Co. Ltd..

 双方应各自承担因履行本协议，以及本协议项下股份转让而产生的法律费用和其他附带费用、印花税等。申请并获得地方政府主管部门批准的相关法律费用由合资公司承担。

Joint-venture Agreement

 《合资协议》

14.     Arbitration 仲裁

If any dispute arises between both parties during the subsistence of this Agreement or thereafter, in connection with the validity, interpretation, implementation or alleged breach of any provision of this Agreement, including the question as to whether the termination of this Agreement by one Party hereto has been legitimate (“Dispute”), the disputing Party hereto shall endeavour to settle such Dispute amicably. Parties have agreed that the Chinese and English version of the Agreement shall be used during such Dispute settlement. The attempt to bring about an amicable settlement shall be considered to have failed if not resolved within sixty (60) days from the date of notice of the Dispute. Upon such failure of settlement, Parties may then only bring the issue of Dispute before the China International Economic and Trade Arbitration Commission (CIETAC) in Shanghai in accordance with its rules and regulations (the “CIETAC Rules”) as at present in force except as otherwise provided in this Section. The arbitration tribunal shall be comprised by three (3) arbitrators. Each Party shall nominate one arbitrator within thirty (30) days after the date of the notice of arbitration sent by one Party to the other Party, for confirmation by the competent authority under the CIETAC Rules (the "Appointing Authority"). Both arbitrators shall agree on the third arbitrator within thirty (30) days. Should either Party fail to appoint an arbitrator or should the two arbitrators fail, within the above time-limit, to reach agreement on the third arbitrator, such arbitrator shall be appointed by the Appointing Authority. If there are two or more respondents, any nomination of an arbitrator by or on behalf of such respondents must be by joint agreement between them. If such respondents fail within the time-limit fixed by the Appointing Authority to agree on such joint nomination, the proceedings against each of them must be separated. Any arbitrator appointed to resolve a Dispute shall be fluent in both the English and Chinese languages. All proceedings and documentation with respect to the arbitration of any Dispute shall be conducted in the Chinese language. Each Party shall cooperate with the other Party in making full disclosure of and providing complete access to all information and documents requested by the other Party in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such Party. The costs of arbitration shall be borne by the losing Party, unless otherwise determined by the arbitration award. When any dispute occurs and when any dispute is under arbitration, except for the matters under dispute, the Parties shall continue to fulfil their respective obligations and shall be entitled to exercise their right under this Agreement. The award of the arbitration tribunal shall be final and binding upon the disputing parties, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award. Any party to the dispute shall be entitled to seek preliminary injunctive relief to the extent possible from any court of competent jurisdiction.

如果双方在本协议存续期间或之后，就本协议的有效性、解释、实施或涉嫌违反本协议任何条款发生任何争议，包括一方终止本协议是否合法的问题（“争议”），争议方应努力友好解决该争议。双方同意，在此类争议解决过程中应使用本协议的中文及英文版本。如果未能在争议通知之日起六十（60）天内解决，则认为友好解决的尝试失败。如果未能解决，除本节另有规定外，双方当事人只能将争议问题提交上海中国国际经济贸易仲裁委员会（CIETAC），根据现行有效的中国国际经济贸易仲裁委员会（CIETAC）规则和条例（“CIETAC规则”），在上海中国国际经济贸易仲裁委员会（CIETAC）进行仲裁。仲裁庭应由三（3）名仲裁员组成。各方应在一方向另一方发出仲裁通知之日起三十（30）天内指定一名仲裁员，由主管机构根据CIETAC规则（“指定机构”）确认。两名仲裁员应在三十（30）天内就第三名仲裁员达成一致意见。如果任何一方未能指定一名仲裁员，或者如果两名仲裁员未能在上述期限内就第三名仲裁员达成协议，则该仲裁员应由指定机构指定。如果有两个或两个以上的答辩人，则由该等答辩人或其代表提名的仲裁员必须由他们共同商定。如果这些答辩人未能在指定机构规定的时限内就这种联合提名达成协议，则对他们每个人的仲裁必须分开进行。任何被任命解决争议的仲裁员应能流利地使用中英文。与任何争议仲裁有关的所有程序和文件应以中文进行。各方应与另一方合作，充分披露并提供对另一方要求的与此类仲裁程序有关的所有信息和文件的完整访问权，但须承担对该方具有约束力的任何保密义务。除非仲裁裁决另有规定，仲裁费用应由败诉方承担。当发生任何争议且争议正在仲裁时，除争议事项外，双方应继续履行各自的义务，并有权行使其在本协议下的权利。仲裁庭的裁决应为终局裁决，对争议双方具有约束力，胜诉方可向有管辖权的法院申请执行该裁决。争议的任何一方均有权在可能的范围内从任何有管辖权的法院寻求初步的禁令救济。

Joint-venture Agreement

 《合资协议》

15.     Governing Law政府法律法规

This Agreement is governed by the laws of the People’s Republic of China in every particular including formation and interpretation and shall be deemed to have been made in China.

 本协议在各方面均受中华人民共和国法律管辖，包括协议的订立和解释，并应视为在中国订立。

16.     Notices 通知

All notices required or permitted to be given hereunder shall be in writing and may be dispatched by registered air mail or inland mail as the case may be with postage prepaid, or by electronic means of any party hereto, addressed to the party hereto to which notice is being given at the address of such party first above written. Where the notice is given by electronic means, service of the notice is treated as effected properly by sending or supplying it to an address specified for the purpose by the Member generally or specifically. Any party hereto may change its address for the purpose of this Clause by a notice given to the other parties hereto in the manner set forth above. Any notice dispatched in conformity with this Clause shall be deemed to have been given thirty (30) days after the mailing thereof.

此处要求或允许发出的所有通知均应以书面形式发送，本协议任何一方可通过挂号空邮或邮资已付的内陆邮件，或通过电子方式，向本协议文首载明的联系地址发出通知。如果通知是以电子方式发出的，则将通知发送或提供至缔约方通用或特定的地址，将视为已经正确履行了通知的送达，并被视为该通知已生效。任何一方均可以上述方式向本条款的其他当事方发出通知，更改其地址。依照本条款发出的任何通知，应视为在邮寄后三十（30）天送达。

17.     Good Faith 诚信

The parties hereto and each of them bind themselves to take all necessary actions directly or indirectly to implement the provisions of this agreement in all respects in accordance with the spirit and the intent upon which the parties hereto undertake the business herein contemplated and each of the parties undertakes and agrees to exercise its voting rights for the time being which lie within its power to ensure that Trio-Tech Jiangsu Co. Ltd. performs and observes all the provisions of this agreement.

 各方及其每一方均应采取一切必要行动，直接或间接地贯彻本协议的条款，并根据本协议设定的宗旨和目的开展相关业务，双方承诺并同意行使其表决权，以确保合资企业执行并遵守本协议的所有条款。

Joint-venture Agreement

 《合资协议》

18.     Matters Not Specifically Provided 未尽事宜

Any matters which are not specifically provided for in this agreement shall be settled by mutual agreement of the parties hereto based on the spirit of mutual understanding and co-operation and at all times the parties hereto each covenant to act in good faith.

 本协议未尽事宜，双方均应本着相互理解与合作的精神，经各方相互同意后，依诚信行事。

19.     Assigns, Successors-in-title Bound 指派、继任者约束

This agreement is expressed to be binding on the heirs, personal representatives, assigns, and successors-in-title of the respective parties hereto.

 本协议对本协议的继承人、个人代表、指派人和继任者均具有约束力。

IN WITNESS WHEREOF the parties have caused this agreement to be executed by their duly authorised representatives as at the date first set forth above.

 各方谨此确认，本协议经各方授权代表签章后，于文首载明的日期开始生效。

The Company Stamp of Party A	)
was hereunto	)
affixed in the	)
presence of :-)
DIRECTORS 容兆辉, 陈学民, 林慧宝		LEGAL REPRESENTATIVE 林慧宝

The Company Stamp of Party B	)
was hereunto	)
affixed in the	)
presence of :-)
DIRECTORS 刘小慧，徐芳红，苏荣		LEGAL REPRESENTATIVE

Joint-venture Agreement

 《合资协议》